Exhibit (16)

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gerald C. Crotty	Trustee	March 1, 2007
Gerald C. Crotty

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Barry Hamerling	Trustee	March 1, 2007
Barry Hamerling

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Cynthia R. Plouché	Trustee	March 1, 2007
Cynthia R. Plouché

POWER OF ATTORNEY

The undersigned Trustee of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Rayman L. Solomon	Trustee	March 1, 2007
Rayman L. Solomon

POWER OF ATTORNEY

The undersigned Trustee, Chairman, President and Chief Executive Officer (“Trustee”) of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	March 1, 2007

POWER OF ATTORNEY

The undersigned Chief Financial Officer and Treasurer (“Officer”) of AXA Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendments thereto, and any and all other documents or instruments relating to the reorganizations of the EQ/Small Cap Value Portfolio, a series of EQ Advisors Trust, into the Multimanager Small Cap Value Portfolio, a series of the Trust, and the EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios, each a series of EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the Multimanager Small Cap Value and Multimanager Small Cap Growth Portfolios and/or classes thereof, and the proxy solicitation by EQ Advisors Trust and the EQ/Small Cap Value, EQ/Small Company Growth and EQ/Wells Fargo Montgomery Small Cap Portfolios of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Officer’s name on his behalf, and said Officer hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Officer might or could do personally in his or her capacity as aforesaid and said Officer ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kenneth T. Kozlowski	Chief Financial Officer and Treasurer	March 1, 2007
Kenneth T. Kozlowski